MainStay VP MacKay Convertible Portfolio	Summary Prospectus May 1, 2019

To Statutory Prospectus To Statement of Additional Information

Before you invest, you may want to review the Portfolio's Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio's Prospectus, reports to shareholders and other information about the Portfolio by going online to nylinvestments.com/vpdocuments, by calling 800-598-2019 or by sending an e-mail to MainStayShareholderServices@nylim.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2019, as may be amended from time to time, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Portfolio’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Investment Objective

The Portfolio seeks capital appreciation together with current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.58%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.61%

1. The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million to $1 billion; 0.50% on assets from $1 billion to $2 billion; and 0.49% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 62	$ 195	$ 340	$ 762
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in "convertible securities" such as bonds, debentures, corporate notes, and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities. The balance of the Portfolio may be invested or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities, and cash or cash equivalents.

Investment Process: The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio invests in investment grade and below investment grade debt securities. Below investment grade securities are generally securities that receive low ratings from an independent rating agency, such as those rated lower than BBB- by Standard & Poor's Ratings Services ("S&P") and Baa3 by Moody's Investors Service, Inc. ("Moody's"), or if unrated, are determined to be of equivalent quality by MacKay Shields LLC, the Portfolio's Subadvisor. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds." The Subadvisor may also invest without restriction in securities with lower ratings from an independent rating agency, such as within the rating category of BB or B by S&P or Ba or B by Moody's. If independent rating agencies assign different ratings to the same security, the Portfolio will use the higher rating for purposes of determining the security's credit quality.

In selecting convertible securities for purchase or sale, the Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return, and the premium for the convertible security relative to the underlying common stock.

The Portfolio may also invest in "synthetic" convertible securities, which are derivative positions composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of one or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component.

The Portfolio may invest in foreign securities, which are securities issued by companies organized outside the United States or that trade primarily in non-U.S. securities markets.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Synthetic Convertible Securities Risk: The values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, in purchasing a synthetic convertible security, the Portfolio may have counterparty (including counterparty credit) risk with respect to the financial institution or investment bank that offers the instrument.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the ICE BofAML U.S. Convertible Index as its primary benchmark. The ICE BofAML U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/09	15.78%
Worst Quarter
3Q/11	-16.19%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	10/1/1996	-2.27%	5.50%	11.36%
ICE BofAML U.S. Convertible Index (reflects no deductions for fees, expenses, or taxes)		0.15%	5.95%	12.21%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individual listed below is primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Manager	Portfolio Service Date
MacKay Shields LLC	Edward Silverstein, Senior Managing Director	Since 2001
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

To Statutory Prospectus To Statement of Additional Information